                                                                    EXHIBIT 10.2

                           OPTION SETTLEMENT AGREEMENT


          This Option Settlement Agreement (this "Agreement"), dated as of April ____, 1997, is entered into between Pacific Century Financial Corporation, a Hawaii corporation formerly known as Bancorp Hawaii, Inc. ("PCFC"), and _____________________________ (the "Optionee").


                                R E C I T A L S:

     A. PCFC and CU Bancorp, a California corporation ("CU"), entered into that certain Agreement and Plan of Reorganization dated as of February 24, 1997 (the "Reorganization Agreement") providing for the merger (the "Merger") of CU with and into PCFC.

     B. CU has issued various options (the "CU Options") to acquire shares of its common stock, without par value, including certain CU Options held by Optionee.

     C. Optionee is a director of CU who, because he is not employed by California United Bank ("CU Bank"), is not expected to be eligible to receive Replacement Options to be issued by PCFC. As a result, any CU Options not exercised by Optionee prior to the Effective Time will be cancelled upon consummation of the Merger.

     D. The parties hereto wish to simplify settlement of unexercised CU Options held by Optionee.

          NOW, THEREFORE, in consideration of the premises and of the representations, warranties and covenants, agreements and conditions herein contained, and intending to be legally bound hereby, the parties agree as follows:

          1. CERTAIN DEFINITIONS. Except as otherwise provided in this Agreement, capitalized terms in this Agreement (including the Recitals) have the meanings ascribed thereto in the Reorganization Agreement.

          2. NON-EXERCISE AND CANCELLATION OF OPTIONS. Optionee agrees that Optionee will not, prior to the Effective Time, exercise any of Optionee's CU Options. Optionee acknowledges that non-exercise of Optionee's CU Options prior to the Effective Time will result in cancellation of such CU Options at the Effective Time.

          3. SETTLEMENT OF OPTIONS. PCFC agrees that it will, within 10 Business Days following the Effective Time, pay to Optionee in cash or cash equivalent, without interest, the Option Settlement Amount. The "Option Settlement Amount" means an amount equal to (a) the Per Share Cash Consideration multiplied by the number of shares of CU Stock that immediately prior to the Effective Time are subject to unexercised CU Options held by Optionee, less (b) the aggregate exercise price for such unexercised CU Options.

          4. WITHHOLDING TAXES. Optionee acknowledges that withholding may be required with respect to federal and state income and payroll taxes arising from payment to Optionee of the Option Settlement Amount. Optionee agrees that PCFC may withhold from the Option Settlement Amount such portion thereof as PCFC determines, in its sole discretion, is necessary or advisable with respect to any such withholding obligations.

          5.   TERMINATION AND PARTIAL TERMINATION.

               a. This Agreement shall terminate automatically without further action upon termination of the Reorganization Agreement in accordance with these terms. Upon such termination of this Agreement, the respective obligations of the parties hereto shall immediately become void and have no further force and effect.

               b. Five Business Days prior to the expiration date of any CU Option held by Optionee, Optionee's obligations under Section 2, and PCFC's obligations under Section 3, shall automatically terminate with respect to such CU Option.

               c. If Optionee is at the Effective Time an employee of CU Bank, PCFC shall have no obligation under Section 3 to make any payment with respect to any CU Option as to which Optionee has been afforded an opportunity to receive a Replacement Option pursuant to the Reorganization Agreement.

          6. NO RELIANCE. Optionee acknowledges that none of PCFC, CU or CU Bank has provided Optionee with advice, warranties or representations regarding any of the legal or tax effects of this Agreement or the transactions contemplated hereby. Optionee represents that he has obtained such legal and tax advice with respect thereto from Optionee's own legal and tax advisors as Optionee has deemed appropriate.

          7. REPRESENTATIONS OF OPTIONEE. Optionee represents that Exhibit A hereto accurately sets forth, as to Optionee, the number of shares of CU Stock subject to CU Options held by Optionee and the exercise prices and expiration dates thereof. Optionee represents that Optionee is the sole legal and beneficial owner, and has good title to, all of the CU Options indicated as owned by Optionee on Exhibit A, and that such CU Options are owned by Optionee free and clear of liens, security interests, charges or other encumbrances.


                                       2.

Optionee represents that Optionee has the legal right, power, capacity and authority to execute, deliver and perform this Agreement, and that this Agreement is the valid and binding obligation of Optionee enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity. Optionee represents that the execution, delivery and performance of this Agreement will not (a) conflict with or result in the breach of, or default or actual or potential loss of any benefit under, any provision of any agreement, instrument or obligation to which the Optionee or the Optionee's spouse is a party or by which any of Optionee's properties or the Optionee's spouse's properties are bound, or give any other party to any such agreement, instrument or obligation a right to terminate or modify any term thereof; (b) require the consent or approval of any third party; (c) result in the creation or imposition of any lien, mortgage or encumbrance on any CU Options or any other assets of the Optionee or the Optionee's spouse; or (d) violate any law, rule or regulation to which the Optionee or the Optionee's spouse is subject.

          8. INTEGRATION. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for other documents to be executed pursuant to the Reorganization Agreement) supersedes all prior agreements and understandings of the parties in connection therewith.

          9. HEADINGS. The descriptive headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          10. NOTICES. Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person, (b) delivered by confirmed facsimile transmission (c) sent by overnight carrier, postage prepaid with return receipt requested or (d) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

If to PCFC, addressed to:

     Pacific Century Financial Corporation
     111 S. King Street
     Honolulu, HI 96813
     Attn: David A. Houle

     Fax. No. (808) 537-8637


                                       3.

With a copy addressed to:

     Carlsmith Ball Wichman Case & Ichiki
     2200 Pacific Tower
     1001 Bishop Street
     Honolulu, HI  96813
     Attn: J. Thomas Van Winkle, Esq.

     Fax. No. (808) 523-0842

If to Optionee, addressed to:

     ________________________________________

     ________________________________________

     ________________________________________

With a copy addressed to:

     CU Bancorp
     16030 Ventura Blvd.
     Encino, CA 91436
     Attn:  Anita Y. Wolman, Esq.

     Fax No. (818) 907-5024

or at such other address and to the attention of such other person as a party may notice to the others in accordance with this Section 10. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission, on the first Business Day after it was sent by overnight carrier, postage prepaid with return receipt requested, or on the fourth Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

          11. GOVERNING LAW. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Hawaii applicable to contracts between Hawaii parties made and performed in such State.

          12. EXPENSES. Each party hereto shall pay its own costs and expenses, including, but not limited to, those of its attorneys, in connection with this Agreement and transactions covered and contemplated hereby.


                                       4.

          13. ATTORNEYS' FEES. In the event either of the parties to this Agreement brings an action or suit against the other party by reason of any breach of any covenant, agreement, representation, warranty or other provision hereof, or any breach by such other party of any duty or obligation created hereunder, the prevailing party in whose favor final judgment is entered shall be entitled to have and recover of and from the losing party all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such suit or action, including without limitation, legal fees and court costs (whether or not taxable as such).

          14. NO ASSIGNMENT. Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by PCFC or Optionee, in whole or in part, except that PCFC may assign any of its rights, duties or obligations hereunder to CU or CU Bank. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

          15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Such delivery may be accomplished by and be effective upon facsimile transmission to the other party, provided an originally executed copy of this Agreement is subsequently furnished to such party.

          16. JURY WAIVER. THE PARTIES HERETO AGREE TO WAIVE TRIAL BY JURY IN ANY DISPUTE OVER THIS AGREEMENT OR RELATED THERETO IN ANY MANNER.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first above written.


PACIFIC CENTURY FINANCIAL                    OPTIONEE
CORPORATION



By:_________________________________         ___________________________________
     Title:                                  Name:


                                       5.

                                 SPOUSAL CONSENT


     I am the spouse of the Optionee named in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest, if any, in the CU Options held by Optionee.


_______________________________
Name:


                                       6.

                                    EXHIBIT A



-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                                        PROJECTED
                   SHARES                      EXERCISE           TOTAL             AGGREGATE            OPTION
DIRECTOR         SUBJECT TO    EXPIRATION      PRICE PER        EXERCISE            EXERCISE           SETTLEMENT
                   OPTIONS        DATE           SHARE            PRICE               PRICE              AMOUNT
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Kenneth L.          5,000         7/1/04         $6.25         $31,250.00                              $45,450.00
Bernstein
-------------------------------------------------------------------------------------------------------------------
                    5,000        6/30/05         $6.88         $34,400.00                              $42,300.00
-------------------------------------------------------------------------------------------------------------------
                    5,000        1/19/06        $10.50         $52,500.00                              $24,200.00
-------------------------------------------------------------------------------------------------------------------
  SUBTOTAL         15,000                                                         $118,150.00         $111,950.00
-------------------------------------------------------------------------------------------------------------------
J. Richard          7,194        7/14/97         $6.44         $46,329.36          $46,329.36          $64,026.60
Denham
-------------------------------------------------------------------------------------------------------------------
Randall G.          7,194        7/14/97         $6.44         $46,329.36          $46,329.36          $64,026.60
Elston
-------------------------------------------------------------------------------------------------------------------
Paul W.            15,120       10/20/97         $5.79         $87,544.80                             $144,396.00
Glass
-------------------------------------------------------------------------------------------------------------------
                    7,500         7/1/04         $6.25         $46,875.00                              $68,175.00
-------------------------------------------------------------------------------------------------------------------
                    7,500        6/30/05         $6.88         $51,600.00                              $63,450.00
-------------------------------------------------------------------------------------------------------------------
                    5,000        7/19/06        $10.50         $52,500.00                              $24,200.00
-------------------------------------------------------------------------------------------------------------------
  SUBTOTAL         35,120                                                         $238,519.80         $300,221.00
-------------------------------------------------------------------------------------------------------------------
Ronald S.           5,000         7/1/04         $6.25         $31,250.00                              $45,450.00
Parker
-------------------------------------------------------------------------------------------------------------------
                    5,000        6/30/05         $6.88         $34,400.00                              $42,300.00
-------------------------------------------------------------------------------------------------------------------
                    5,000        7/19/06        $10.50         $52,500.00                              $24,200.00
-------------------------------------------------------------------------------------------------------------------
  SUBTOTAL         15,000                                                         $118,150.00         $111,950.00
-------------------------------------------------------------------------------------------------------------------
James P. Staes      7,194        7/14/97         $6.44         $46,329.36          $46,329.36          $64,026.60
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL              86,702                                     $613,807.88         $613,807.88         $716,200.80
-------------------------------------------------------------------------------------------------------------------

                                       7.